UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2011

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2011, the Board of Directors of SandRidge Energy, Inc. (the “Company”) appointed James D. Bennett, age 41, as Executive Vice President and Chief Financial Officer. Mr. Bennett will serve as the Company’s principal financial officer.

Mr. Bennett previously served as Managing Director for White Deer Energy since early 2010. Prior to that, from 2006 to December 2009, he served as Managing Director at GSO Capital Partners L.P. Mr. Bennett also has served on the board of directors of the general partner of Cheniere Energy Partners, L.P. since 2008 and PostRock Energy Corporation since 2010.

On January 10, 2011, the Company and Mr. Bennett entered into an Employment Agreement (the “Employment Agreement”) to be effective as of February 1, 2011. Under the terms of the Employment Agreement, Mr. Bennett will receive (a) an annual base salary equal to $700,000; (b) an annual bonus for his first year of employment in an amount equal to at least $700,000; and (c) shares of restricted Company common stock in the following amounts and at the following times: (i) 700,000 shares to be granted on February 1, 2011; (ii) a number of shares valued at an amount equal to at least $1,500,000 at the time of the grant to be granted during Mr. Bennett’s first year of employment with the Company; and (iii) a number of shares valued at an amount equal to at least $2,000,000 at the time of the grant to be granted in two equal installments of equal value on July 2012 and January 2013. Each grant of restricted stock will be granted under the terms of the Company’s equity compensation plans and will vest over a four year period, subject to Mr. Bennett being employed by the Company on the scheduled vesting dates.

Mr. Bennett may also participate in other compensation and benefits programs generally available to the Company’s executive officers.

The description above is a summary only and is qualified in its entirety by reference to the Employment Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in response to this item.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

10.1	Employment Agreement, effective as of February 1, 2011, between SandRidge Energy, Inc. and James D. Bennett

99.1	Press Release dated January 6, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: January 10, 2011	By:	/s/ Tom L. Ward
Tom L. Ward
Chief Executive Officer

Exhibit Index

No.	Description

10.1	Employment Agreement, effective as of February 1, 2011, between SandRidge Energy, Inc. and James D. Bennett

99.1	Press Release dated January 6, 2011